Business Combinations - Schedule of Aggregate Purchase Price and Fair Value of Assets and Liabilities (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Business Acquisition [Line Items]
Payments to acquire businesses, gross		$ 263,520	$ 9,180
Other assets – non-current		1,856	508
Goodwill		3,650,037	$ 3,481,816	$ 3,437,354
Acquired Businesses
Business Acquisition [Line Items]
Payments to acquire businesses, gross		285,166
Contingent and deferred consideration payable	[1]	25,781
Other Adjustments For Working Capital		(1,656)
Total purchase price		309,291
Cash and cash equivalents		21,646
Prepaid expenses and other current assets		460
Trade and other receivables	[2]	3,596
Deferred tax assets		74
Property, plant and equipment		216
Intangible assets	[3]	129,036
Other assets – non-current		337
Trade and other payables		24,101
Deferred tax liability		38,093
Net liabilities acquired		93,171
Goodwill	[4]	$ 216,120

[1]	Payable in cash subject to the future financial performance of the acquisitions. Represents the maximum amount of possible payments recognized as of the acquisition date. See Note 17, Fair Value Measurements for further details on our fair value methodology with respect to the contingent and deferred consideration payable.
[2]	Gross contractual amounts receivable are equal to their book value where appropriate.
[3]	Intangible assets are primarily comprised of customer relationships, brands, and computer software.
[4]	Goodwill was primarily attributed to the expected synergies between the acquired businesses and the Company, the value of the employee workforce, new customer acquisitions and intangible assets that do not qualify for separate recognition at the time of acquisition. The goodwill is not deductible for income tax purposes. See Note 21, Operating Segments for the reporting segments to which acquired Goodwill was assigned.